Exhibit 10.27

August 27, 2007

Mr. Michael Porche

President

Distribution Services Inc.

Dear Mike:

We are pleased to offer you the following bonus package for FY 2008. In developing this package, we seek to fully align your goals with the goals of AMI.

Target bonus is $87,500.00 for FY 2008.

•	Hit $*** newsstand net profits earn 50% of targeted bonus ($43,750.00).

•	Hit $*** newsstand net profits earn 75% of targeted bonus ($65,625.00).

•	Hit $*** newsstand net profits earn 100% of targeted bonus ($87,500.00).

•	Hit $*** newsstand net profits earn $125% of targeted bonus ($109,375.00).

•	Hit $*** newsstand net profit earn 150% of targeted bonus ($131,250.00)

All bonuses targets are in relationship of the budget for newsstand net versus the actual newsstand net profit earned by AMI (see Attachment “A”). The following is a description of the term, newsstand net profit:

•

Newsstand net includes the newsstand profit for each title of the Company. Newsstand profit is the net newsstand revenue less direct newsstand costs. There is a separate magazine newsstand P&L, which backs up every line on the statement.

•

Newsstand net profit provides you financial incentive to negotiate the best deal possible for wholesaler claims, promotions, discounts, RDA and racking costs. For example, if we spend more or less on terminal promotions, this impacts newsstand net profit.

•	Newsstand net is charged for AMI’s unsold copies at a standard annual rate. This provides an incentive to minimize unsold copies, while maximizing our sale.

•	Newsstand net also includes the overall profit of DSI.

***	Selected confidential information has been omitted from this Exhibit 10.27 pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

•	All components of newsstand net shall be as reflected on the books of American Media in accordance with generally accepted accounting principles.

•	For FY 2008, our newsstand net is budgeted at $*** for our publications and $*** from DSI for a total of $***.

Best regards,

/s/ Daniel Rotstein
Daniel Rotstein

Accepted and agreed:

/s/ Michael Porche	9/5/07
Michael Porche	(date)

***	Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.